Independent Auditors' Consent                                   EX-10


The Board of Directors Jackson National Life Insurance Company of New York and the Contract Owners of JNLNY Separate Account I


We consent to the use of our reports on the financial statements of Jackson National Life Insurance Company of New York dated February 2, 2001, and on the financial statements of JNLNY Separate Account I, dated February 2, 2001, and to the references to our firm under the headings "Financial Statements" in the prospectus and "Services" in the Statement of Additional Information in the Pre-Effective Amendment No. 1 to the Registration Statement (Form N-4, No. 333-70384) of JNLNY Separate Account I.


KPMG LLP
Minneapolis, Minnesota
December 14, 2001